UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

NuShares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Exchange-Traded
Funds
30 June
2019
Nuveen Exchange-Traded
Funds
Fund Name	Listing Exchange	Ticker Symbol
Nuveen Short-Term REIT ETF	Cboe BZX Exchange, Inc.	NURE
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your shares.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.
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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
August 23, 2019

Portfolio Managers’
Comments
Nuveen Short-Term REIT ETF (NURE)
This Fund features portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC. Portfolio managers Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, discuss key investment strategies and the six-month performance of NURE. Jim and Lei have managed NURE since its commencement of operations on December 19, 2016.
What key strategies were used to manage the Fund during the six-month reporting period and how did these strategies influence performance?
The Fund employs a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of the Dow Jones U.S. Select Short-Term REIT Index (the “Index”). The Index is a subset of the Dow Jones U.S. Select REIT Index (the “Base Index”), which generally includes equity REITs traded on a national securities exchange in the United States that derive at least 75% of their total revenue from the ownership and operation of real estate assets and that have a minimum total market capitalization of $200 million at the time of their inclusion. The Index selects REITs from the Base Index that are classified as concentrating their holdings in apartment buildings, hotels, self-storage facilities or manufactured home properties, as REITs investing in these sectors typically have shorter lease durations than REITs investing in other sectors. Index holdings are weighted by float-adjusted market capitalization, provided that no single REIT can comprise more than 5% of the Index as of any rebalance date. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors, with shares held by control groups, public companies and government agencies excluded.
The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the REITs that make up the Index, holding each REIT in approximately the same proportion as its weighting in the Index. The Fund rebalances its holdings quarterly in response to the quarterly Index rebalances.
As of June 30, 2019, 47.0% of the Fund’s net assets were invested in apartment REITs, 25.6% in hotel REITs, 16.8% in self-storage REITs and 10.0% in manufactured home REITs.
How did the Fund perform during the six-month reporting period ended June 30, 2019?
The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance for the six-month, one-year and since inception periods ended June 30, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of the Index, which the Fund is designed to track. The Fund’s total return underperformed the Dow Jones U.S. Select Short-Term REIT Index during the reporting period. The relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of structured securities, as well as fees and expenses incurred by the Fund that are not incurred by the Index. The Dow Jones U.S. Select Short-Term REIT Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.
In absolute terms, the REIT market performed well in this reporting period, joining the broader equity market’s rally on generally strong (although slowing) economic growth, reduced recession fears and falling interest rates. Within the Index’s four REIT sub-sectors, manufactured home REITs were the best performer. However, the Fund benefited modestly from the sub-sector’s outperformance be-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
cause manufactured home REITs were the smallest weighting in the Fund. The largest contribution came from apartment REITS, which were the second best performing group in the Index and were the Fund’s largest REIT sub-sector weighting. Hotel REITs and self-storage REITs also delivered positive performance in this reporting period, which was favorable to the Fund’s performance.

Risk Considerations and Distribution Information
Nuveen Short-Term REIT ETF (NURE)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. This Fund invests in equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from the sale of appreciated properties. Equity REITs can be greatly affected by economic downturns, by changes in real estate values, rents, property taxes, and interest rates, and by revisions to tax rules or other regulations applicable to REITs. The value of equity securities may decline significantly over short or extended periods of time. The Fund’s assets will generally be concentrated in the securities of issuers in the real estate industry, and, accordingly, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. These and other risk considerations, such as interest rate, non-diversification, and smaller company risks, are described in detail in the Fund’s prospectus.
Dividend Information
Regular dividends are declared and distributed quarterly for NURE. The Fund intends to pay out substantially all of the distributions it receives from investments in real estate investment trust (REIT) securities, less expenses, each quarter. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund's NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders.
In certain instances, a portion of the Fund's distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character or distributions received from securities held in the Fund's portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a REIT security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund's ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.
The Fund seeks to pay regular dividends at a rate that reflects the cash flow received from the Fund's investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities' issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Fund intends to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally "flow through" to the Fund's distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund's tax year. The table below provides an estimate of the Fund's 2019 calendar year-to-date distribution sources.

Risk Considerations and Distribution Information (continued)
Nuveen Short-Term REIT ETF (NURE) - Data as of June 30, 2019
	Percentages of Distributions			Per Share Amounts
Ticker	Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
NURE	79.90%	16.40%	3.70%	$0.5067	$0.4049	$0.0831	$0.0187
1     Return of capital may represent unrealized gains, return of shareholder's principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization is provided to shareholders on Form 1099-DIV shortly after calendar year-end.
These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2019 will be made in early 2020 and reported to you on Form 1099-DIV. More details about the Fund's distributions and the basis for these estimates are available on www.nuveen.com

Fund Performance and Expense Ratio
The Fund Performance and Expense Ratio for the Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
The expense ratio represents the Fund's total operating expenses as reflected in the Fund's most recent prospectus. The expense ratio shown includes the management fees and other applicable fees and expenses paid by the Fund.

Fund Performance and Expense Ratio (continued)
Nuveen Short-Term REIT ETF (NURE)
Refer to the first page of this Fund Performance and Expense Ratio section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of June 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
NURE at NAV	18.10%	10.59%	10.13%
NURE at Market Price	18.40%	10.55%	10.14%
Dow Jones U.S. Select Short-Term REIT Index	18.36%	10.85%	10.45%
Dow Jones U.S. Select REIT Index	16.67%	9.75%	6.30%
Since inception returns are from 12/19/16. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.35%

Holding Summaries    as of June 30, 2019
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Short-Term REIT ETF (NURE)
Fund Allocation (% of net assets)
Real Estate Investment Trust Common Stocks	99.4%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Portfolio Composition - REITs (% of net assets)
Apartments	47.0%
Hotels	25.6%
Manufactured Homes	10.0%
Self-Storage	16.8%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Top Five REIT Holdings (% of net assets)
Mid-America Apartment Communities Inc.	5.1%
Sun Communities Inc.	5.0%
Invitation Homes Inc.	5.0%
Host Hotels & Resorts Inc.	5.0%
Equity LifeStyle Properties Inc.	5.0%

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2019.
The beginning of the period is January 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Short-Term REIT ETF (NURE)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,181.00
Expenses Incurred During Period	$ 1.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.06
Expenses Incurred During the Period	$ 1.76
Expenses are equal to the Fund's annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Short-Term REIT ETF (NURE)
Portfolio of Investments    June 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 99.4%
	Apartments – 47.0%
41,529	American Campus Communities Inc.	$1,916,979
78,722	American Homes 4 Rent, Class A	1,913,732
45,027	Apartment Investment & Management Co, Class A	2,256,753
13,088	AvalonBay Communities Inc.	2,659,220
25,508	Camden Property Trust	2,662,780
34,925	Equity Residential	2,651,506
9,076	Essex Property Trust Inc.	2,649,557
14,868	Front Yard Residential Corp	181,687
27,378	Independence Realty Trust Inc.	316,763
100,552	Invitation Homes Inc.	2,687,755
23,086	Mid-America Apartment Communities Inc.	2,718,607
58,813	UDR Inc.	2,640,116
	Total Apartments	25,255,455
	Hotels – 25.6%
63,665	Apple Hospitality REIT Inc.	1,009,727
26,770	Ashford Hospitality Trust Inc.	79,507
14,196	Chatham Lodging Trust	267,879
18,384	Chesapeake Lodging Trust	522,473
11,967	CorePoint Lodging Inc.	148,271
60,948	DiamondRock Hospitality Co	630,202
10,997	Hersha Hospitality Trust	181,890
49,750	Hospitality Properties Trust	1,243,750
147,146	Host Hotels & Resorts Inc.	2,681,000
60,988	Park Hotels & Resorts Inc.	1,680,829
39,523	Pebblebrook Hotel Trust	1,113,758
52,537	RLJ Lodging Trust	932,007
15,561	Ryman Hospitality Properties Inc.	1,261,842
32,024	Summit Hotel Properties Inc.	367,315
69,173	Sunstone Hotel Investors Inc.	948,362
34,080	Xenia Hotels & Resorts Inc.	710,568
	Total Hotels	13,779,380
	Manufactured Homes – 10.0%
22,056	Equity LifeStyle Properties Inc.	2,676,275

Nuveen Short-Term REIT ETF (NURE) (continued)
Portfolio of Investments    June 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Manufactured Homes (continued)
21,032	Sun Communities Inc.	$ 2,696,092
	Total Manufactured Homes	5,372,367
	Self-Storage – 16.8%
57,022	CubeSmart	1,906,816
24,920	Extra Space Storage Inc.	2,644,012
14,110	Life Storage Inc.	1,341,579
17,335	National Storage Affiliates Trust	501,675
11,209	Public Storage	2,669,647
	Total Self-Storage	9,063,729
	Total Long-Term Investments (cost $48,793,358)	53,470,931
	Other Assets Less Liabilities – 0.6%	303,273
	Net Assets – 100%	$ 53,774,204
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
REIT	Real Estate Investment Trust

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)

Assets
Long-term investments, at value (cost $48,793,358)	$53,470,931
Cash	46,205
Receivable for:
Dividends	296,756
Investments sold	4,302,316
Total assets	58,116,208
Liabilities
Payable for shares redeemed	4,326,015
Accrued expenses:
Management fees	15,484
Professional Fees	174
Trustees Fees	331
Total liabilities	4,342,004
Net assets	$53,774,204
Shares outstanding	1,850,000
Net asset value ("NAV") per share	$ 29.07
Net assets consist of:
Capital paid-in	$48,012,684
Total distributable earnings	5,761,520
Net assets	$53,774,204
Authorized shares	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2019
(Unaudited)

Investment Income	$ 862,585
Expenses
Management fees	91,657
Professional fees	545
Trustees fees	779
Total expenses	92,981
Net investment income (loss)	769,604
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	191,415
In-kind redemptions	1,280,192
Change in net unrealized appreciation (depreciation) of investments	5,492,676
Net realized and unrealized gain (loss)	6,964,283
Net increase (decrease) in net assets from operations	$7,733,887
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Six Months Ended 6/30/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$ 769,604	$ 667,492
Net realized gain (loss) from:
Investments	191,415	171,921
In-kind redemptions	1,280,192	—
Change in net unrealized appreciation (depreciation) of investments	5,492,676	(1,119,043)
Net increase (decrease) in net assets from operations	7,733,887	(279,630)
Distributions to Shareholders
Dividends	(985,650)	(1,003,720)
Decrease in net assets from distributions to shareholders	(985,650)	(1,003,720)
Fund Share Transactions
Proceeds from shares sold	22,890,615	26,011,670
Cost of shares redeemed	(7,180,535)	—
Net increase (decrease) in net assets from Fund share transactions	15,710,080	26,011,670
Net increase (decrease) in net assets	22,458,317	24,728,320
Net assets at the beginning of period	31,315,887	6,587,567
Net assets at the end of period	$53,774,204	$31,315,887
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Market Price

2019(d)	$25.05	$0.53	$ 4.00	$ 4.53	$(0.51)	$ —	$ —	$(0.51)	$29.07	$29.07
2018	26.35	0.82	(1.10)	(0.28)	(0.95)	(0.07)	—	(1.02)	25.05	24.99
2017	25.49	0.70	1.16	1.86	(0.70)	(0.26)	(0.04)	(1.00)	26.35	26.01
2016(e)	25.20	0.11	0.30	0.41	(0.09)	(0.03)	—	(0.12)	25.49	24.94

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

18.10%	18.40%	$53,774	0.35%*	2.92%*	6%
(1.05)	0.01	31,316	0.35	3.05	16
7.45	8.41	6,588	0.35	2.70	20
1.65	(0.54)	5,098	0.35*	0.45***	0**
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 - Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 4 - Fund Shares).
(d)	For the six months ended June 30, 2019.
(e)	For the period December 19, 2016 (commencement of operations) through December 31, 2016.
*	Annualized.
**	Rounds to less than 1%.
***	The Net Investment Income (Loss) Ratio to Average Net Assets has not been annualized for the period December 19, 2016 (commencement of operations) through December 31, 2016. Annualizing this ratio would not provide meaningful investment performance for the Fund as it only reflects 13 days in the period since commencement of operations.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nushares ETF Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen Short-Term REIT ETF (NURE) (the "Fund"), as a non-diversified fund, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (the "Exchange").
The end of the reporting period for the Fund is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the "current fiscal period").
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into a sub-advisory agreement with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Fund.
Investment Objectives
The Fund seeks to track the investment results, before fees and expenses, of the Dow Jones U.S. Select Short-Term REIT Index (the "Index").
The Fund's most recent prospectus provides further description of the Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services - Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.
Investment Income
Dividend income is recorded on the ex-dividend date.
Professional Fees
Professional fees presented on the Statement of Operations consist of fees and expenses of legal counsel to the Fund's Board of Trustees (the “Board”).
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders quarterly.
Net realized capital gains from investment transactions, if any are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund's portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust ("REIT") securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund's ordi-

nary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Notes to Financial Statements (Unaudited) (continued)
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$53,470,931	$ —	$ —	$53,470,931

*	Refer to the Fund's Portfolio of Investments for industry classifications.
3.  Portfolio Securities and Investments in Derivatives
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
The Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Fund's distributor, may purchase and redeem Creation Units. Once created, shares of the Fund trade on the Exchange at market prices and are only available to individual investors through their brokers.
Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in the Fund’s Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.
Transactions in Fund shares during the current fiscal period were as follows:
	Six Months Ended 6/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Shares sold	850,000	$22,890,615	1,000,000	$26,011,670
Shares redeemed	(250,000)	(7,180,535)	—	—
Net increase (decrease)	600,000	$15,710,080	1,000,000	$26,011,670

5.  Investment Transactions
Long-term purchases and sales (excluding in-kind transactions) during the current fiscal period were as follows:

Purchases	$3,265,997
Sales	3,339,912
In-kind transactions during the current fiscal period were as follows:

In-kind purchases	$22,843,430
In-kind sales	7,148,380
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

Tax cost of investments	$49,133,832
Gross unrealized:
Appreciation	$ 5,731,296
Depreciation	(1,394,197)
Net unrealized appreciation (depreciation) of investments	$ 4,337,099
Permanent differences, primarily due to deemed dividend due to corporate actions resulted in reclassifications among the Fund's components of net assets as of December 31, 2018, the Fund's last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1]	$ 35,326
Undistributed net long-term capital gains	133,534

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$993,595
Distributions from net long-term capital gains	10,125
Return of capital	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The annual management fee, payable monthly, is 0.35% of the average daily net assets of the Fund. The Fund’s management fee compensates the Adviser for its investment advisory services to the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Fund’s chief compliance officer, litigation expenses and extraordinary expenses.
Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Each inter-fund trade is effected at the current market price, determined in accordance with the procedures. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades
Purchases	$276,759
Sales	—
As of the end of the reporting period, TIAA owned shares of the Fund as follows:

TIAA owned shares	700,000
8.  New Accounting Pronouncements
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information
Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Teachers Advisors, LLC
730 Third Avenue
New York, NY 10017-3206
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Adminstrator, Custodian
and Transfer Agent
Brown Brothers Harriman
50 Post Office Square
Boston, MA 0210
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Morgan, Lewis & Bockius LLP
111 Pennsylvania Avenue, NW
Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund's market price was greater than its NAV per share (i.e., at premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund's listing exchange, as of the time that the Fund's NAV is calculated (normally 4:00 p.m. Eastern Time).
Six Months Ended June 30, 2019	Number of Days	% of Total Days
Premium/Discount Range:
0.00% to 0.25%	112	90.3%
(0.01)% to (0.25)%	12	9.7%
	124	100%
Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how The Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Dow Jones U.S. Select REIT Index: The index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI), which represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Dow Jones U.S. Select Short-Term REIT Index: The Index is composed of U.S. exchange-traded equity REITs that concentrate their holdings in apartment buildings, hotels, self-storage facilities and manufactured home properties, which typically have shorter lease durations than REITs that invest in other sectors. The Index is rebalanced on a quarterly basis and uses a rules-based methodology that weights REITs by market capitalization, subject to a 5% maximum weight per constituent. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Real Estate Investment Trust (REIT): A REIT is a corporation or trust that invests in residential or commercial real estate.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Nushares ETF Trust, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability of Nuveen; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter and one-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the funds compared to certain peer groups and/or benchmark(s) will necessarily contribute to differences in performance results and limit the value of the comparative information. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
With respect to Nuveen ETFs, the Board noted that the Nuveen ETFs, including the Fund, are designed to track the performance of a specified index (the “Underlying Index”). In its review, the Board received and reviewed, among other things, the net asset value performance of the Fund, the performance of the Fund’s Underlying Index and parent index, its relative performance compared to the performance of peer funds (the “Performance Peer Group”) and the Fund’s tracking error and excess return compared to its Underlying Index. Given the Fund’s investment objective of seeking investment results that correspond generally to the performance of its Underlying Index, however, the Board recognized that the extent to which the Fund tracked its benchmark was of greater relevance in assessing the performance for the Fund and therefore placed more emphasis on the tracking error and correlation data provided.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board noted that the Fund had at times during 2018 traded beyond its anticipated tracking error thresholds and considered the factors that contributed to this heightened tracking error from its Underlying Index. The Board further considered that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board recognized that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Board recognized that the Fund pays the Adviser a unitary fee and therefore, the Board reviewed the unitary fee compared to the gross and net management fees and net total expense ratios of a group of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Group and recognized that differences between the applicable fund and its respective Peer Group as well as changes to the composition of the Peer Group from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
As indicated above, the Board recognized that the Fund pays the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than any distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, fees and expenses of the Independent Board Members (including any of their counsel’s fees), certain expenses of the Fund’s chief compliance officer, litigation expenses and extraordinary expenses. Unlike the typical fee arrangements of the other Nuveen funds in which the funds pay a variety of fees and expenses such as investment advisory fees, transfer agency fees, audit fees, custodian fees, administration fees, compliance expenses, recordkeeping expenses, marketing and shareholder service fees, distribution charges and other expenses, the Fund pays the Adviser a unified fee, and the Adviser is responsible for providing such services or arranging and supervising third parties to provide such services (subject to the noted exceptions). Under the unified fee structure, the Board recognized that the Adviser generally bears the risks of the operating costs rising (and benefits if such expenses decrease) and therefore has an incentive to be administratively efficient. As part of the Board’s analysis of the fee level of the Fund, the Independent Board Members reviewed, among other things, the unified fee compared to the gross and net management fees and net total expense ratios of its respective Peer Group.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the average of its Peer Group.
Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen, certain funds advised by the Sub-Adviser and other ETFs sponsored by Nuveen.
In this regard, the Board reviewed, among other things, the range of fees assessed for foreign investment companies and ETFs offered by Nuveen. The Board also reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. The Board also considered that the Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. The Board noted that the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule. The Board recognized that the Nuveen ETFs (including the Fund) pay a unitary fee and as a result, any reduction in fixed costs associated with with the management of the Fund would benefit the Adviser. However, the Independent Board Members noted that the unified fee schedule provides shareholders with a level of certainty of the expenses of the Fund. The Independent Board Members considered that the unified fees generally provide inherent economies of scale because the Fund would maintain a competitive fixed fee over the annual contract period even if the Fund’s assets declined and/or operating costs rose. As the Nuveen ETFs, including the Fund, do not have breakpoints, they do not participate in the complex-level fee programs. In addition, given that the Nuveen ETFs were recently launched in 2016, the Independent Board Members recognized the Adviser’s costs in operating the Nuveen ETFs during the start-up phase.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. The Board further concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members considered whether the Sub-Adviser may engage in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the Fund. The Board noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/exchange-traded-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    NSA-NURE-0619P915375-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NuShares ETF Trust

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Jordan Farris
Jordan Farris Chief Administrative Officer (principal executive officer)

Date: September 5, 2019

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: September 5, 2019